Exhibit 10.4

THE ST. PAUL TRAVELERS COMPANIES, INC.

2004 STOCK INCENTIVE PLAN

                1.             Purpose.  The purposes of The St. Paul Travelers Companies, Inc. 2004 Stock Incentive Plan (the “Plan”) are (i) to attract and retain Employees by providing competitive compensation opportunities, (ii) to provide Employees with incentive-based compensation in the form of Company Common Stock, (iii) to attract and compensate non-employee directors for service as Board and committee members, (iv) to encourage decision making based upon long-term goals, and (v) to align the interest of Employees and non-employee directors with that of the Company’s shareholders by encouraging such persons to acquire a greater ownership position in the Company.

                2.             Definitions.  Wherever used herein, the following terms shall have the respective meanings set forth below:

                “Award” means an award to a Participant made in accordance with the terms of the Plan.

                “Board” means the Board of Directors of the Company.

                “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                “Company” means The St. Paul Travelers Companies, Inc.

                                                                “Committee” means the Compensation Committee of the Board, or a subcommittee of that committee, consisting of no less than two directors, all of whom shall qualify as “independent directors” within the meaning of Rule 303A of the New York Stock Exchange, as “outside directors” within the meaning of Section 162(m) of the Code, and as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

                                                                “Common Stock” means the common stock of the Company.

                                                                “Change of Control” means the first to occur of (i) any “person” within the meaning of Section 14(d) of the Exchange Act, other than the Company, a subsidiary or any employee benefit plan(s) sponsored by the Company or any subsidiary, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Common Stock, other than pursuant to a purchase of Common Stock from the Company; (ii) individuals who constitute the Board on the effective date of this Plan, cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of this Plan, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least three quarters of the directors comprising the Board on the effective date of this Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (ii), considered as though such person were a member of the Board on the effective date of this Plan; (iii) any plan or proposal for the liquidation of the Company is adopted by the stockholders of the Company; (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed; or (v) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”), in each case, with respect to which the shareholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than fifty percent (50%) of the combined voting power of the Company or other entity resulting from such Transaction in substantially the same proportion as their ownership of the voting power of the Company immediately prior to such Transaction.

                                                                “Employee” means an employee, including non-employee directors, as defined in General Instruction A to the Registration Statement on Form S-8 promulgated under the Securities Act of 1933, as amended, or any successor form or statute, as determined by the Committee.

                                                                “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

                                                                “Fair Market Value” means, as of a specified date, one of the following as determined by the Committee, each of which shall be based on trading prices of a share of Common Stock on the New York Stock Exchange or on any national securities exchange on which the shares of Common Stock are then listed, or if the shares were not traded on such date, then on the next preceding date on which such shares of Common Stock were traded, all as reported by such source as the Committee may select:  (i) the average of the high and low trading prices on such date, (ii) the closing price on such date or (iii) the closing price on the next preceding trading day.

                                                “ISO” means an incentive stock option as defined in Section 422 of the Code.

“Option Proceeds” means the cash actually received by the Company for the exercise price in connection with the exercise of a stock option granted under the Plan or the Prior Plans that is exercised after the effective date of the Plan plus the tax benefit that could be realized by the Company as a result of such stock option exercise, which tax benefit shall be determined by multiplying (a) the amount that is deductible for federal income tax purposes as a result of such stock option exercise (currently, equal to the amount upon which the Participant’s withholding tax obligation is calculated) times (b) the maximum federal corporate income tax rate for the year of exercise. To the extent a Participant pays the exercise price and/or withholding taxes with shares of Common Stock, Option Proceeds shall not be calculated with respect to the amounts so paid with shares.

                “Participant” means an Employee who is selected by the Committee to participate in the Plan.

                                                                “Performance Conditions” may, for purposes of Awards under the Plan, include one or more of: earnings per share, earnings before interest and tax, net income, adjusted net income, operating income, stock price, total shareholder return, market share, return on equity, cash return on equity, achievement of profit, loss and/or expense ratio, revenue targets, cash flows, book value, return on assets or return on capital.  Such Performance Conditions may be based on the attainment of levels set for such financial measures with respect to the Company or any subsidiary, division, business unit, or any combination thereof and may be set as an absolute measure or relative to a designated peer group or index of comparable companies.  Such Performance Conditions shall be set and defined by the Committee within the time period prescribed by Section 162(m) of the Code.  Unless specifically determined by the Committee at the time a Performance Condition is set, the satisfaction of any Performance Condition shall be determined without regard to any change in accounting rules which becomes effective following the time such Performance Condition is set.

                                                                “Prior Plans” means The St. Paul Companies, Inc. Amended and Restated 1994 Stock Incentive Plan and the Travelers Property Casualty Corp. 2002 Stock Incentive Plan (including the Travelers Property Casualty Corp. Compensation Plan for Non-Employee Directors).

                3.             Shares Subject to the Plan.  Subject to adjustment as provided in Section 20, the number of shares of Common Stock which shall be available and reserved for grant of Awards under the Plan shall be 35,000,000.  The shares of Common Stock issued under the Plan may come from authorized and unissued shares or shares purchased in the open market.  No Participant may, in any consecutive thirty-six (36) month period, be granted Awards of stock options and stock appreciation rights under Sections 7 and 8 of the Plan, respectively, with respect to more than 3,000,000 shares of Common Stock or more than 1,000,000 shares of restricted stock under Section 9 of the Plan, each of which numbers shall be subject to adjustment as provided in Section 20.

                Shares of Common Stock subject to an Award that expires unexercised, that is forfeited, terminated or canceled, that is settled in cash or other forms of property, or otherwise does not result in the issuance of shares of Common Stock, in whole or in part, shall thereafter again be available for grant under the Plan.  If the exercise price of any stock option is satisfied by delivering shares of Common Stock to the Company (by tender of such shares or attestation) or by authorizing the Company to retain shares of Common Stock, only the number of shares of Common Stock delivered to the Participant net of shares of Common Stock delivered to the Company (by tender or attestation) or retained by the Company shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for grant under the Plan.  To the extent any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax or other withholding obligations, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for grant under the Plan. Shares of Common Stock purchased by the Company on the open market using Option Proceeds shall also be available for grant under the Plan; provided, however, that the increase in the number of shares of Common Stock available for grant pursuant to such market purchases shall not be greater than the number that could be repurchased at Fair Market Value on the date of exercise of the stock option giving rise to such Option Proceeds.  The provisions of this paragraph shall also apply to any awards granted under the Prior Plans that are outstanding on the effective date of the Plan.  In addition, the number of shares of Common Stock available for grant under the Plan shall not be reduced by shares subject to Awards granted upon the assumption of or in substitution for awards granted by a business or entity that is merged into or acquired by (or whose assets are acquired by) the Company.

                4.             Administration.

                4.1           Committee Authority. The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee’s authority shall include, but not be limited to, the authority to:

                (i)            determine the type of Awards to be granted under the Plan;

                (ii)           select Award recipients and determine the extent of their participation; and

                (iii)          establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to, those relating to a Participant’s retirement, death, disability, leave of absence or termination of employment.

                The Committee’s right to make any decision, interpretation or determination under the Plan shall be in its sole and absolute discretion.

                4.2           Administration of the Plan. The administration of the Plan shall be managed by the Committee.  The Committee shall have the power to prescribe and modify, as necessary, the form of Award document, to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award document and to take such actions and make such administrative determinations that the Committee deems appropriate in its discretion.  Any decision of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its shareholders and subsidiaries and all Participants.

                4.3           Delegation of Authority. The Committee may at any time delegate to a committee of the Board or one or more officers of the Company some or all of its authority over the administration of the Plan, with respect to persons who are not subject to the reporting requirements of Section 16(a) of the Exchange Act or “covered employees” described in Section 162(m) of the Code.

                5.             Eligibility.  The Committee shall determine which Employees shall be eligible to receive Awards. No Employee shall have at any time the right to receive an Award, or having been selected for an Award, to receive any further Awards.

                The Committee may also grant stock options, stock appreciation rights, restricted stock, performance awards or other Awards under the Plan in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock, performance awards or other awards granted, awarded or issued by another entity and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company or any subsidiary is a party.  The terms and conditions of the substitute Awards may vary from the terms and conditions set forth in the Plan to the extent the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

                6.             Awards.  Awards under the Plan may consist of: non-qualified stock options, ISOs, stock appreciation rights, restricted stock, performance awards and any other stock-based award, including deferred stock units.

                7.             Stock Options.

                7.1           Types of Options.  Stock options granted under the Plan may be non-qualified stock options, ISOs or any other type of stock option permitted under the Code, as determined by the Committee and evidenced by the document governing the Award.

                7.2           ISOs. The terms and conditions of any ISO shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Committee.  At the discretion of the Committee, ISOs may be granted to any Employee of the Company and its subsidiaries, as such term is defined in Section 424(f) of the Code.  No ISO may be granted to any Participant who, at the time of such grant, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the exercise price for such ISO is at least one-hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the ISO is granted, and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted.   Any Participant who disposes of shares acquired upon the exercise of an ISO either within two years after the date of grant of such ISO or within one year after the transfer of such shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition.  The maximum number of shares of Common Stock available under the Plan for issuance as ISOs shall be 35,000,000.

                All stock options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award Agreement expressly states that the stock option is intended to be an ISO.  If an stock option is intended to be an ISO, and if for any reason such stock option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such stock option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such stock option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options.

                7.3           Exercise Price and Period.  The Committee shall establish the exercise price, which price (other than for substitute options pursuant to Section 5) shall be no less than the Fair Market Value of a share of the Common Stock on the date of grant.  Each stock option may be exercised in whole or in part on the terms provided in the Award document.  The Committee also shall establish the period during which a stock option is exercisable, provided that in no event may a stock option be exercisable for a period of more than ten (10) years after the date of grant, and in no event may a stock option become exercisable earlier than one year after the date of grant, except in the case of:

                (i)            an earlier date specifically approved by the Committee to attract a key executive to join the Company;

                (ii)           a Change of Control if so provided by the Committee; or

                (iii)          a stock option issued as a substitute option pursuant to Section 5.

                When a stock option is no longer exercisable, it shall be deemed to have lapsed or expired.

                7.4           Manner of Exercise.  The exercise price of each share as to which a stock option is exercised and, if requested, the amount of any federal, state, local or foreign withholding taxes, shall be paid in full at the time of such exercise.  The exercise of any stock option shall be contingent on and subject to such payment of the exercise price and withholding taxes, or the arrangement for the satisfaction of such payments in a manner satisfactory to the Committee. Such payment shall be made in any of the following forms:

                (i)            in cash (including check, bank draft or money order),

                (ii)           by delivery of shares of Common Stock owned by the Participant (by tender of such shares or by attestation) having a Fair Market Value as of the date of exercise equal to the exercise price for the total number of shares as to which the option is exercised, subject to (i) the shares so delivered being “mature shares” for purposes of the applicable accounting rules then in effect, or otherwise having such characteristics as are required, if necessary in order to avoid adverse accounting consequences to the Company on account of use of such shares to pay the exercise price and (ii) such other guidelines for the tender of Common Stock as the Committee may establish,

                (iii)          if approved by the Committee in the related agreement or other action by the Committee, authorization of the Company to retain from the total number of shares of Common Stock as to which the option is exercised that number of shares of Common Stock having a Fair Market Value as of the date of exercise equal to the exercise price for the total number of shares as to which the option is exercised, plus applicable taxes, if requested, and

                (iv)          such other consideration as the Committee deems appropriate, or by a combination of cash, shares of Common Stock, retention of shares and such other consideration.

                The Committee may, with the consent of the Participant, cancel any outstanding stock option in consideration of a cash payment in an amount not greater than the excess, if any, of the aggregate Fair Market Value (on the date of such cancellation) of the shares subject to the stock option over the aggregate exercise price of such stock option; provided, however, that the Participant’s consent is not required for such a cancellation pursuant to Section 13(ii) hereof.

                8.             Stock Appreciation Rights.  An Award of a stock appreciation right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the stock appreciation right all or a portion of the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date of exercise of the stock appreciation right over a specified strike price, which price shall be no less than the Fair Market Value of a share of the Common Stock on the date of grant of the stock appreciation right or the date of grant of a previously granted related stock option, as determined by the Committee in its discretion.  A stock appreciation right may be granted in connection with a previously or contemporaneously granted stock option, or independent of any stock option.  If issued in connection with a stock option, the Committee may impose a condition that the exercise of a stock appreciation right cancels the stock option with which it is connected and exercise of the connected stock option cancels the stock appreciation right.  Each stock appreciation right may be exercised in whole or in part on the terms provided in the Award document.  Stock appreciation rights granted independent of any stock option shall be exercisable for such period as specified by the Committee, but in no event may stock appreciation rights become exercisable less than one year after the date of grant, except in the case of:

                (i)            a shorter exercise period specifically approved by the Committee to attract a key executive to join the Company;

                (ii)           a stock appreciation right issued as a substitute stock appreciation right pursuant to Section 5; or

                (iii)          a stock appreciation right that vests pursuant to the terms of Section 13.

In addition, in no event may a stock appreciation right be exercisable for a period of more than ten (10) years.  When a stock appreciation right is no longer exercisable, it shall be deemed to have lapsed or terminated.  Except as otherwise provided in the applicable agreement, upon exercise of a stock appreciation right, payment to the Participant shall be made in the form of cash, shares of Common Stock or a combination of cash and shares of Common Stock as promptly as practicable after such exercise.  The agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or shares of Common Stock) may be made in the event of the exercise of a stock appreciation right.  The Committee may, with the consent of the Participant, cancel any outstanding stock appreciation right in consideration of a cash payment in an amount not in excess of the difference between the aggregate Fair Market Value (on the date of such cancellation) of any shares subject to the stock appreciation right and the aggregate strike price of such Shares; provided, however, that the Participant’s consent is not required for such a cancellation in connection with the purchase of such stock appreciation right pursuant to Section 13(ii) hereof.

                9.             Restricted Stock.  Restricted stock may be granted in the form of actual shares of Common Stock, which shall be evidenced by a certificate with an appropriate legend, or in uncertificated direct registration form, registered in the name of the Participant but held by the Company until the end of the restricted period, or share units, as determined by the Committee.  As a condition to the receipt of an award of restricted stock in the form of actual shares of Common Stock, a Participant may be required to execute any stock powers, escrow agreements or other documents as may be determined by the Committee.  Any conditions, limitations, restrictions, vesting and forfeiture provisions shall be established by the Committee in its discretion.  In order to reflect the impact of the restrictions on the value of the restricted stock, as well as the possibility of forfeiture of the restricted stock, the Fair Market Value may be discounted at a rate to be determined by the Committee, for purposes of determining the number of shares allocable to an Award.  No portion of an Award of restricted stock may vest as to any of the shares subject to the Award earlier than one year from the date of grant, except in the case of:

                (i)            a Change of Control if so provided by the Committee;

                (ii)           death, retirement or disability if so provided by the Committee; or

                (iii)          restricted stock issued as a substitute Award pursuant to Section 5.

The Committee may, on behalf of the Company, approve the purchase by the Company of any shares subject to an Award of restricted stock, to the extent vested, for an amount equal to the aggregate Fair Market Value of such shares on the date of purchase.  Awards of restricted stock may provide the Participant with dividends or dividend equivalents (pursuant to Section 16) and voting rights, if in the form of actual shares, prior to vesting.  With respect to Awards of restricted stock intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish and administer Performance Conditions in the manner described in Section 162(m) and Treasury Regulations promulgated thereunder as an additional condition to the vesting or payment, as applicable, of such Awards.

                10.           Performance Awards.  Performance awards may be in the form of performance shares valued with reference to a share of Common Stock or performance units valued with reference to an amount of property (including cash) other than shares of Common Stock.  Performance awards may also be granted in the form of any other stock-based Award.  Performance awards shall entitle a Participant to future payments based upon the attainment of Performance Conditions established in writing by the Committee.  Payment shall be made in cash, shares of Common Stock or any combination thereof, as determined by the Committee.  The agreement establishing a performance award may establish that a portion of a Participant’s Award will be paid for performance that exceeds the minimum target but falls below the maximum target available to the Award.  With respect to Awards of restricted stock intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish and administer Performance Conditions in the manner described in Section 162(m) and Treasury Regulations promulgated thereunder as an additional condition to the vesting or payment, as applicable, of such performance awards.  The agreement shall also provide for the timing of payment, which shall not be earlier than one year from date of grant, except in the case of:

                (i)            a Change of Control if so provided by the Committee;

                (ii)           an earlier date specifically approved by the Committee to attract a key executive to join the Company; or

                (ii)           a performance award issued as a substitute Award pursuant to Section 5.

                Following the conclusion or acceleration of the period of time designated for attainment of the Performance Conditions, the Committee shall determine the extent to which the Performance Conditions have been attained and shall then cause to be delivered to the Participant (i) a number of shares of Common Stock equal to the number of performance shares or the value of such performance units determined by the Committee to have been earned, and/or (ii) cash equal to the Fair Market Value of such number of performance shares or the value of performance units, as the Committee shall elect or as shall have been stated in the applicable agreement.  In no event may performance awards be granted to a single Participant in any 12-month period (i) in respect of more than 250,000 shares of Common Stock (if the Award is denominated in shares of Common Stock) or (ii) having a maximum payment with a value greater than $10,000,000 (if the Award is denominated in other than shares of Common Stock).

                11.  Other Stock-Based Awards.  The Committee may issue unrestricted shares of Common Stock, or other awards denominated in Common Stock (including but not limited to phantom stock and deferred stock units), to Participants, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine.  With respect to such Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish and administer Performance Conditions in the manner described in Section 162(m) and Treasury Regulations promulgated thereunder as an additional condition to the vesting and payment of such Awards.  In no event may other stock-based Awards described in this Section 11 be granted to a single Participant in respect of more than 250,000 shares of Common Stock in any 12-month period.  The terms and conditions of any such other stock-based Awards subject to time-based restrictions on vesting will be limited as specified in Section 9 for Awards of restricted stock.

                12.           Award Documents.  Each Award under the Plan shall be evidenced by an Award document (which may consist of a term sheet or an agreement, and may be provided in electronic form) setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan.  The Committee may, in its discretion, place terms in the Award Documents that provide for the acceleration of any time periods relating to the exercise or realization of any Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Committee, in connection with a Change in Control.

                13.           Change of Control. The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control:

(i)            provide for the purchase of such Awards, upon the Participant’s consent, for an amount of cash equal to the amount which could have been obtained upon the exercise or realization of such rights had such Awards been currently exercisable or payable;

(ii)           make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

(iii)          cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change of Control.

The Committee may, in its discretion, include such further provisions and limitations in any Award document as it may deem equitable and in the best interests of the Company.

                14.           Withholding.  The Company and its subsidiaries shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any shares of Common Stock or the payment of cash under the Plan, any taxes (whether federal, state, local or foreign) to be withheld therefrom.  The Committee may, in its discretion, permit a Participant to elect to satisfy such withholding obligation by any of the methods pursuant to which the exercise price of a stock option may be paid pursuant to Section 7.  Any satisfaction of tax obligations through the withholding of shares may only be up to the statutory minimum tax rate. Any fraction of a share of Common Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

                15.           Transferability.  Except as provided in this Section, during the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant’s legal representative in the case of disability) may exercise a stock option or stock appreciation right, or receive payment with respect to restricted stock, a performance award or any other Award.  The Committee may permit (on such terms, conditions and limitations as it determines), an Award of restricted stock, stock options, stock appreciation rights, performance shares or performance units or other Awards to be transferred or transferable to the extent permissible by law and, in the case of an ISO, to the extent permissible under Section 422 of the Code.  Other than as stated in the preceding sentence, no Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company.

                16.           Deferrals and Settlements.  The Committee may require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan.  It may also provide that deferred settlements include the payment or crediting of interest or dividend equivalents on the deferral amounts.

17.           Dividends and Dividend Equivalents.  An Award (including without limitation a stock option or stock appreciation right Award) may, if so determined by the Committee, provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Common Stock subject to the Award (both before and after the Common Stock subject to the Award is earned, vested or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Common Stock, as determined by the Committee.  Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Common Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Common Stock equivalents.

                18.           No Right to Employment.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continue in the employ of the Company or its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant without any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

                19.           Rights as a Shareholder.  Unless the Committee determines otherwise, a Participant shall not have any rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares.  No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 17.

                20.           Adjustment of and Changes in Common Stock.  In the event of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other change in the corporate structure or shares of stock of the Company, or any distributions to common shareholders other than cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the number and kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to outstanding Awards (including but not limited to the number and kind of shares of Common Stock or other securities to which such Awards are subject, and the exercise or strike price of such Awards).

                21.           Amendment; Repricing.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (i) no amendment shall be made without shareholder approval if such approval is necessary in order for the Plan to continue to comply with the rules of the New York Stock Exchange or if such approval is necessary in order for the Company to avoid being denied a tax deduction under Section 162(m) of the Code, and (ii) no amendment, suspension or termination may adversely affect any outstanding Award without the consent of the Participant to whom such Award was made.  Except for adjustments pursuant to Section 20, in no event may any stock option or stock appreciation right granted under the Plan be amended to decrease the exercise price or strike price thereof, as the case may be, or be cancelled in conjunction with the grant of any new stock option or stock appreciation right with a lower exercise price or strike price, as the case may be, or otherwise be subject to any action that would be treated, for accounting purposes or under the rules of the New York Stock Exchange, as a “repricing” of such stock option or stock appreciation right, unless such amendment, cancellation or action is approved by the Company’s shareholders in accordance with applicable law and rules of the New York Stock Exchange.

                22.           Government and Other Regulations.  The obligation of the Company to settle Awards in Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act or 1933 with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale under the Securities Act of 1933 any of the shares of Common Stock to be offered or sold under the Plan.  If the shares of Common Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act of 1933, the Company may restrict the transfer of such shares and may legend the Common Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

                23.           Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any subsidiary or affiliate of the Company except as otherwise specifically provided in such other plan.

                24.           Governing Law.  The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Minnesota applicable to contracts made and performed wholly within such state by residents thereof.

                25.           Effective Date.  The Plan shall be effective as of the date of approval by the Company’s shareholders in a manner intended to comply with the shareholder approval requirements of the New York Stock Exchange and Section 162(m) of the Code.  Subject to earlier termination pursuant to Section 21, the Plan shall have a term of ten (10) years from its effective date.

                26.           Foreign Employees.  Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.